    RICHFOOD HOLDINGS, INC.                        RICHMOND, VIRGINIA 23261

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Donald D. Bennett and John E. Stokely and each of them proxies (and if the undersigned is a proxy, as substitute proxies) each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of the Company held of record by the undersigned on August 29, 1995, at the annual meeting of shareholders to be held at 10:00 a.m. on October 12, 1995, or any adjournments or postponements thereof.

              PROXY VOTE AUTHORIZATION FOR RICHFOOD HOLDINGS, INC.
  ANNUAL MEETING OCTOBER 12, 1995 CUSIP 763408101 -- RICHFOOD HOLDINGS, INC. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING
                                   PROPOSALS

1. Approval of the Agreement and Plan of Reorganization, dated June 26, 1995, by and between the Company and Super Rite Corporation.

      [ ]      FOR         [ ]     AGAINST         [ ]        ABSTAIN

2. Election of Directors.

 FOR all nominees listed below        WITHHOLD AUTHORITY to vote
  (EXCEPT AS MARKED TO THE CONTRARY)    for all nominees listed

 Donald D. Bennett, Roger L. Gregory, Grace E. Harris, John C. Jamison, Michael
                     E. Julian, Jr., G. Gilmer Minor, III,
 Claude B. Owen, Jr., John F. Rotelle, Albert F. Sloan, John E. Stokely, George
                 H. Thomazin, James E. Ukrop, Edward Villanueva

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NAME ON THE
                                  LINE BELOW.
                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

3. To ratify the appointment by the Board of Directors of KPMG Peat Marwick LLP to serve as independent auditors for the current fiscal year.

   [ ] FOR         [ ]   AGAINST      [ ]  ABSTAIN

    IN THEIR DISCRETION, THE PROXIES ARE
AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AND
MATTERS AS MAY PROPERLY COME BEFORE THE MEETING
OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

                                             Please sign exactly as your name
                                             appears hereon. When shares are
                                             held by joint tenants, only one of
                                             such persons need sign. When
                                             signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title as such. If
                                             a corporation, please sign in full
                                             corporate name by the president or
                                             other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by an authorized
                                             person. Please mark, sign, date and
                                             return the proxy card promptly,
                                             using the enclosed envelope.


                                             __________________________________
                                                          Signature
                                             Dated _______________________, 1995

TO: THE TRUSTEE OF THE RICHFOOD HOLDINGS, INC.
SAVINGS AND STOCK OWNERSHIP PLAN

    With respect to the shares of Common Stock of Richfood Holdings, Inc. represented by my interest in the Trust Fund of the Richfood Holdings, Inc. Savings and Stock Ownership Plan, you are directed to sign and forward a proxy in the form being solicited by the Board of Directors of Richfood Holdings, Inc. to instruct the persons named therein, or their substitutes, to vote in accordance with the Joint Proxy Statement/Prospectus as designated below:

              PROXY VOTE AUTHORIZATION FOR RICHFOOD HOLDINGS, INC.
  ANNUAL MEETING OCTOBER 12, 1995 CUSIP 763408101 -- RICHFOOD HOLDINGS, INC. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING
                                   PROPOSALS

1. Approval of the Agreement and Plan of Reorganization, dated June 26, 1995, by and between the Company and Super Rite Corporation.

       [ ]   FOR           [ ]    AGAINST         [ ]    ABSTAIN

2. Election of Directors.

 FOR all nominees listed below        WITHHOLD AUTHORITY to vote
  (EXCEPT AS MARKED TO THE CONTRARY)    for all nominees listed

 Donald D. Bennett, Roger L. Gregory, Grace E. Harris, John C. Jamison, Michael
                     E. Julian, Jr., G. Gilmer Minor, III,
 Claude B. Owen, Jr., John F. Rotelle, Albert F. Sloan, John E. Stokely, George
                 H. Thomazin, James E. Ukrop, Edward Villanueva

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NAME ON THE
                                  LINE BELOW.
                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

3. To ratify the appointment by the Board of Directors of KPMG Peat Marwick LLP to serve as independent auditors for the current fiscal year.

    [ ]    FOR    [ ]    AGAINST    [ ]   ABSTAIN

    IN ITS DISCRETION, THE TRUSTEE IS AUTHORIZED
  TO VOTE UPON SUCH OTHER BUSINESS AND MATTERS AS
    MAY PROPERLY COME BEFORE THE MEETING OR ANY
      ADJOURNMENTS OR POSTPONEMENTS THEREOF.

                                             Please sign and return promptly to
                                             the Trustee in the enclosed
                                             envelope.


                                             ___________________________________
                                                          Signature


                                             Dated________________________, 1995

                            RICHFOOD HOLDINGS, INC.
                        SAVINGS AND STOCK OWNERSHIP PLAN

                                VOTING PROCEDURE

TO: PARTICIPANTS IN THE RICHFOOD HOLDINGS, INC.
     SAVINGS AND STOCK OWNERSHIP PLAN

     As a participating employee in the Richfood Holdings, Inc. Savings and Stock Ownership Plan (the "Savings Plan"), you have the right to direct Crestar Bank (the "Trustee") to vote the shares of Common Stock of Richfood Holdings, Inc. ("Common Stock") represented by your interest in the Trust Fund under the Savings Plan at the annual meeting of shareholders of Richfood Holdings, Inc. to be held on October 12, 1995. For your information, copies of the Notice of Annual Meeting and Joint Proxy Statement/Prospectus are forwarded herewith.

     If the Trustee does not receive your instructions by October 10, 1995, (i) it will not vote the shares of Common Stock held in your Pre-tax Contribution and Rollover Accounts under the Savings Plan at the annual meeting, and (ii) it will vote the shares of Common Stock held in your Employer Matching Contribution and Employer Discretionary Matching Contribution Accounts under the Savings Plan at the annual meeting in accordance with the recommendations of management. Please indicate your instructions on the accompanying card and return the card promptly to the Trustee in the enclosed envelope.